UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

________________________________________________________________________________

                                    FORM 8-K

________________________________________________________________________________


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 11, 2006
                        (DATE OF EARLIEST EVENT REPORTED)

________________________________________________________________________________

                             MORGANS HOTEL GROUP CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

________________________________________________________________________________


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              000-51802                                  16-1736884
      (COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NO.)

              475 TENTH AVENUE
                NEW YORK, NY                                  10018
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (212) 277-4100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
________________________________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))







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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

MERGER AGREEMENT

          On May 11, 2006, Morgans Hotel Group Co., a Delaware corporation ("MHGC"), MHG HR Acquisition Corp., a Nevada corporation and a direct wholly-owned subsidiary of MHGC ("Merger Sub") and Hard Rock Hotel, Inc., a Nevada corporation ("HRH") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into HRH (the "Merger"), with HRH continuing as the surviving corporation after the Merger. As a result of the Merger, HRH will become a wholly-owned subsidiary of MHGC. The Board of Directors of MHGC and HRH approved the Merger and the Merger Agreement. The holder of all of the issued and outstanding shares of HRH Class A voting common stock and of approximately 94% of HRH Class B non-voting common stock has approved the Merger and the Merger Agreement.

          At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of any holder of any shares of capital stock of HRH, MHGC or Merger Sub, each share of common stock of HRH issued and outstanding immediately prior to the Effective Time (other than any dissenting shares, if applicable) shall be canceled and shall be converted into the right to receive the per share amount of the total Merger Consideration. The "Merger Consideration" shall be an amount equal to $421 million, subject to adjustments for working capital and other transaction-related items. At the time of the execution of the Merger Agreement, the Company deposited $30 million (the "Merger Deposit") into an escrow account, which amount shall be released at the closing of the Merger in accordance with an escrow agreement entered into by the parties to the Merger Agreement, a stockholders' representative and an escrow agent. The Merger Deposit is non-refundable under certain circumstances, including a material breach by MHGC of its obligations under the Merger Agreement and MHGC's failure to obtain required gaming approvals. At the closing of the Merger, MHGC shall deposit $15 million of the Merger Consideration into an indemnification escrow fund to be disbursed in accordance with the Merger Agreement and the applicable escrow agreement, with the remaining funds from the indemnification escrow fund to be released on the one-year anniversary of the closing date.

          The completion of the Merger is subject to various customary conditions, including the receipt of required gaming approvals and the closing of the other transactions contemplated by the Merger Agreement, including the Land Purchase (as defined herein) and the execution of agreements related to the acquisition of certain intellectual property, including a trademark agreement, a license agreement and a trademark assignment agreement (collectively, the "IP Agreements").

          A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

LAND PURCHASE AGREEMENT

          Additionally, on May 11, 2006, Morgans Group LLC, a Delaware limited liability company and an affiliate of MHGC ("Morgans Group") entered into a purchase and sale agreement with PM Realty, LLC (the "Land Purchase Agreement") to acquire, for $259 million, a parcel of land adjacent to the Hard Rock Hotel & Casino (the "Resort"), comprising a 544 unit multi-family residential apartment project (the "Land Purchase"). At the time of the execution of the Land Purchase Agreement, Morgans Group deposited $18.5 million (the "Land Deposit") into an escrow account in accordance with an escrow agreement entered into among the parties to the Land Purchase Agreement, Red, White and Blue Pictures, Inc., a California corporation ("RWB"), Peter A. Morton and the escrow agent. At the closing date, $3.5 million of the deposit will be released and credited towards the purchase price and the remaining $15 million of the deposit will be retained as part of an indemnification escrow fund to be disbursed in accordance with the Land Purchase Agreement and the applicable escrow agreement, with the remaining funds from the indemnification escrow fund to be released on the eighteen-month anniversary of the closing date.

          The completion of the Land Purchase is subject to various customary conditions, including the closing of the transactions contemplated by the Merger Agreement and the execution of the IP Agreements.

          A copy of the Land Purchase Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference. The foregoing description of the Land Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Land Purchase Agreement.

HARD ROCK CAFE PURCHASE AGREEMENT

          Additionally, on May 11, 2006, Morgans Group entered into a purchase and sale agreement with RWB (the "Cafe Purchase Agreement") to acquire, for $20 million, a parcel of land on which the Hard Rock Cafe restaurant in Las Vegas is situated (the "Cafe Purchase"). At the time of the execution of the Cafe Purchase Agreement, the Company deposited $1.5 million in an escrow account, which amount shall be released at the closing in accordance with an escrow agreement.

          The completion of the Cafe Purchase is subject to various customary conditions, including the closing of the other transactions contemplated by the Merger Agreement and the Land Purchase Agreement and the execution of the IP Agreements.

          A copy of the Cafe Purchase Agreement is attached hereto as Exhibit
10.2 and is incorporated herein by reference. The foregoing description of the Cafe Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cafe Purchase Agreement.

CONDOMINIUM-RELATED DOCUMENTS PURCHASE AGREEMENT

          Additionally, on May 11, 2006, Morgans Group entered into a purchase and sale agreement with HR Condominium Investors (Vegas), L.L.C. (the "Condo Docs Purchase Agreement") to acquire, for $1 million, certain assets related to a proposal for a condominium development on certain real property adjacent to the Resort (the "Condo Docs Purchase").

          The completion of the Condo Docs Purchase is subject to various customary conditions, including the closing of the other transactions contemplated by the Merger Agreement and the Land Purchase Agreement and the execution of the IP Agreements.

          A copy of the Condo Docs Purchase Agreement is attached hereto as
Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Condo Docs Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Condo Docs Purchase Agreement.

FIRST AMENDMENT TO MORGANS LAS VEGAS, LLC LIMITED LIABILITY COMPANY AGREEMENT AND THE LETTER AGREEMENT

          On May 15, 2006, Morgans/LV Investment LLC, a Delaware limited liability company and an affiliate of MHGC ("Morgans LV") and Echelon Resorts Corporation, a Nevada corporation and a subsidiary of Boyd Gaming Corporation ("Boyd"), entered into the first amendment (the "First Amendment") to the limited liability company agreement of Morgans Las Vegas, LLC, a joint venture between Morgans LV and Boyd (the "Joint Venture"), which agreement governs the development of the Delano Las Vegas and the Mondrian Las Vegas at Echelon Place (the "LLC Agreement"). In connection with the First Amendment, Morgans LV and Boyd also entered into a letter agreement, dated May 15, 2006 (the "Letter Agreement").

          The First Amendment confirms that Morgans LV and its affiliates are not prohibited by the LLC Agreement from entering into or consummating the transactions described above.

          Additionally, the First Amendment requires Morgans LV or one of its affiliates to make a $30 million deposit (the "Boyd Deposit") to Boyd at the closing of the Merger and the other transactions described above. The Boyd Deposit shall be non-refundable in certain circumstances, including Morgans LV's failure to satisfy its financial commitments under the LLC Agreement. The First Amendment also provides that if Morgans LV commits a default under the LLC Agreement or the First Amendment, Boyd shall have the exclusive right to use at Echelon Place (and Morgans shall not use in Las Vegas), without payment of any fee or other compensation, the names "Delano Las Vegas" and "Mondrian Las Vegas" until December 31, 2055.

          The Letter Agreement provides, among other things, that neither Morgans LV nor any of its affiliates shall (i) invest capital in the any of the real properties covered by the above transactions in an aggregate amount in excess of, or with a value in excess of, 175% of Morgans LV's capital commitment to the Joint Venture or (ii) negotiate with, hire or retain a public gaming company as gaming operator of the Resort without first providing Boyd with a right of first refusal and right of last offer with respect thereto.

          Copies of the First Amendment and the Letter Agreement are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference. The foregoing descriptions of the First Amendment and the Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment and the Letter Agreement.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          Pursuant to a commitment letter from Column Financial, Inc. ("Column"), an affiliate of Credit Suisse, dated as of May 11, 2006 (the "Commitment Letter"), Column has committed to provide Merger Sub, with a facility (the "Credit Facility") with an


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

aggregate principal amount equal to the lesser of $700,000,000 and 82.5% of the capitalized cost (including certain costs, fees and funding requirements) of the Acquisition described above, subject to certain adjustments. The proceeds from the Credit Facility may be used by Merger Sub (i) to finance the acquisition by Merger Sub, directly or indirectly, of HRH, which owns and operates the Resort, and certain other assets (collectively, the "Acquisition"), (ii) to finance the repayment, restructuring or redemption of certain indebtedness of the HRH, and
(iii) to finance all transaction costs of the Acquisition and of such refinancings.

          The Credit Facility will consist of one or more mortgage loans or mezzanine loans (the "CMBS Loans") to certain subsidiaries of Merger Sub which will initially mature on the date that is two years after the closing date of the Acquisition. To the extent that the conditions precedent to the CMBS Loans cannot be fulfilled prior to the closing date, a portion of the Credit Facility may be funded as a bridge facility (the "Bridge Loan"), the availability of which is subject to a more limited set of conditions. The Bridge Loan will initially mature on a date that is one year after the closing date of the Acquisition. The Bridge Loan may be extended for an additional six-month period at the option of the applicable borrower, subject to certain conditions. The CMBS Loans may be extended for two additional one-year periods at the option of the applicable borrowers, subject to certain conditions.

          The CMBS Loans, to the extent they are mortgage loans, will be borrowed by one or more single purpose, bankruptcy remote subsidiaries of Merger Sub that own, among other things, the Resort, certain land and any improvements thereon or adjacent thereto and certain rights in improvements known as the Hard Rock Cafe, and will be secured by a first lien on, among other things, such properties. The CMBS Loans, to the extent they are mezzanine loans, will be borrowed by one or more single purpose, bankruptcy remote subsidiaries that hold equity interests in other borrowers of the CMBS Loans, and will be secured by, among other things, certain intellectual property owned or licensed by HRH and/or its affiliates and a first lien on such equity interests. Any Bridge Loan will be borrowed by Merger Sub or one or more single purpose, bankruptcy remote subsidiaries of Merger Sub and will be secured by, among other things, certain intellectual property owned or licensed by HRH and/or its affiliates and equity interests in each of the other borrowers and on certain properties.

          The CMBS Loans are expected to initially bear interest at a rate per annum equal to LIBOR plus 3.85%. The Bridge Loan is expected to initially bear interest at a rate per annum equal to LIBOR plus 3.85%, subject to increases of 0.25% for each 90 day period during which the Bridge Loan is not repaid or refinanced in full.

          Column's financing commitments under each of the CMBS Loans and the Bridge Loan are subject to certain customary conditions for such financing transactions as set forth in the Commitment Letter. The loans under the Credit Facility will be non-recourse to the borrowers other than to certain collateral, except in the case of certain bankruptcy-related events and other customary non-recourse carveout events. Morgans Hotel Group Co. and other principals, if any, of Merger Sub and the borrowers may be required to provide guarantees to lenders under the credit facility to the extent of certain non-recourse carveouts customary in financing transactions of this kind.

          The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, which is attached as Exhibit 10.6 hereto.



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

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) None

(b) None

(c) None

(d)

EXHIBIT NO.                            EXHIBIT DESCRIPTION

2.1 Agreement and Plan of Merger, dated May 11, 2006, by and among Morgans Hotel Group Co., MHG HR Acquisition Corp., Hard Rock Hotel, Inc. and Peter Morton

10.1 Purchase and Sale Agreement and Joint Escrow Instructions dated May 11, 2006, by and between Morgans Group LLC and PM Realty, LLC

10.2 Purchase and Sale Agreement and Joint Escrow Instructions dated May 11, 2006, by and between Morgans Group LLC and Red, White and Blue Pictures, Inc.

10.3 Purchase and Sale Agreement, dated May 11, 2006, by and between Morgans Group LLC and HR Condominium Investors (Vegas), L.L.C.

10.4 First Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, dated May 15, 2006, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation

10.5 Letter Agreement Re: Morgans Las Vegas, LLC, dated May 15, 2006, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation

10.6                     Commitment Letter from Column Financial, Inc., dated
                         May 11, 2006




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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGANS HOTEL GROUP CO.


Date:  May 17, 2006                By:  /s/ RICHARD SZYMANSKI
                                        ----------------------------------------
                                        Richard Szymanski
                                        Chief Financial Officer




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

                                  EXHIBIT INDEX


EXHIBIT NO.                        EXHIBIT DESCRIPTION

2.1 Agreement and Plan of Merger, dated May 11, 2006, by and among Morgans Hotel Group Co.; MHG HR Acquisition Corp., Hard Rock Hotel, Inc. and Peter Morton

10.1 Purchase and Sale Agreement and Joint Escrow Instructions dated May 11, 2006, by and between Morgans Group LLC and PM Realty, LLC

10.2 Purchase and Sale Agreement and Joint Escrow Instructions dated May 11, 2006, by and between Morgans Group LLC and Red, White and Blue Pictures, Inc.

10.3 Purchase and Sale Agreement, dated May 11, 2006, by and between Morgans Group LLC and HR Condominium Investors (Vegas), L.L.C.

10.4 First Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, dated May 15, 2006, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation

10.5 Letter Agreement Re: Morgans Las Vegas, LLC, dated May 15, 2006, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation

10.6                     Commitment Letter from Column Financial, Inc., dated
                         May 11, 2006



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